                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  DECEMBER 5, 1995



                               BROOKE GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          1-5759                                        51-0255124
  (Commission File Number)                  (I.R.S. Employer Identification No.)





  100 S.E. SECOND STREET, MIAMI, FLORIDA                             33131
  (Address of principal executive offices)                           (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS.

                 On December 5, 1995, Brooke Group Ltd. issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENT AND EXHIBITS.

         (c)     Exhibits.

                          3.1 Amended and Restated By-Laws of Brooke Group Ltd., effective December 5, 1995.

                          99.1 Press Release of Brooke Group Ltd. dated December 5, 1995.






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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BROOKE GROUP LTD.



                                        /s/ Gerald E. Sauter
                                        -----------------------
Date:  December 7, 1995                 Gerald E. Sauter
                                        Vice President and
                                        Chief Financial Officer





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                                 EXHIBIT INDEX


Exhibit No.               Description                Sequentially Numbered Page
----------                -----------                --------------------------
    3.1            Amended and Restated By-Laws of               5
                   Brooke Group Ltd., effective
                   December 5, 1995.

   99.1            Press Release of Brooke Group Ltd.           22
                   dated December 5, 1995.